Supplement dated October 16, 2024 to the Statutory Prospectus dated May 1, 2024 for the following policies issued by Pacific Life Insurance Company:
Pacific Select Accumulator, Pacific Select Choice, Pacific Select Estate Preserver, Pacific Select Estate Preserver II,
Pacific Select Estate Preserver III, Pacific Select Estate Preserver IV, Pacific Select Estate Preserver V,
M's Versatile Product – Survivorship Flexible Premium Variable Life Insurance Policies and
Pacific Select Estate Maximizer Modified Single Premium Variable Life Insurance Policy

And the following policies issued by Pacific Life & Annuity Company:

Pacific Select Exec II – NY, Pacific Select Exec III – NY, Pacific Select Exec IV – NY, Pacific Select Estate Preserver – NY
Flexible Premium Variable Life Insurance Policies (each a "Policy")

The purpose of this supplement is to announce various underlying fund changes. This supplement must be preceded or accompanied by the Prospectus for your Policy, as supplemented (the "Prospectus"). All information in your Prospectus dated May 1, 2024, remains in effect unless otherwise supplemented. Capitalized terms used in this supplement are defined in your Prospectus unless otherwise defined herein. "We'', "us'', or "our" refer to Pacific Life Insurance Company or Pacific Life & Annuity Company, as applicable; "you" or "your" refer to the Policy Owner. You can obtain a copy of the current Prospectus by contacting us at (800) 347-7787 or (800) 748-6907 for New York contracts, or online at http://www.PacificLife.com/Prospectuses. Please retain this supplement for future reference.

The following changes will be made to the PSF Large-Cap Growth Portfolio:
Effective January 17, 2025, the PSF Large-Cap Growth Portfolio will be closed to new allocations for Policy Owners who do not already have Account Value in the PSF Large-Cap Growth Portfolio as of the end of the Business Day on January 16, 2025.  Policy Owners with existing allocations as of January 16, 2025, may continue to make Premium Payments or transfers into the PSF Large-Cap Growth Portfolio. If you have Account Value in the PSF Large-Cap Growth Portfolio Portfolio(s) and withdraw or transfer out 100% of that Account Value, you will not be able to re-invest in the PSF Large-Cap Growth Portfolio. You can always continue to make withdrawals or transfers out of the PSF Large-Cap Growth Portfolio Investment Option.

If you are participating in the Dollar Cost Averaging and/or Portfolio Rebalancing Systematic Transfer Programs and have existing instructions to allocate or rebalance to the PSF Large-Cap Growth Portfolio as of January 16, 2025, you do not need to take action as those instructions will remain in place until you instruct us otherwise. Please note, if your Account Value is reduced to zero in the PSF Large-Cap Growth Portfolio Investment Option, the program will terminate and you will have to provide new allocation or rebalancing instructions. If we receive premium payments before being provided new allocation or rebalancing instructions, we will deem the premium not In Proper Form and will contact you to obtain updated allocation instructions. If we do not obtain allocation instructions from you, we will refund the payment along with a letter of explanation.

Effective November 1, 2024, the APPENDIX: FUNDS AVAILABLE UNDER THE CONTRACT is amended to reflect the following changes:

•	All references to the name for the Pacific Select Fund Mid-Cap Equity Portfolio will change to the Pacific Select Fund Mid-Cap Plus Bond Alpha Portfolio. The Subadvisor will change from BlackRock Investment Management, LLC to Fidelity Diversifying Solutions LLC.

•	The Subadvisor for the Pacific Select Fund Value Portfolio will change from American Century Investment Management, Inc. to Putnam Investment Management, LLC.

Form No. 15-53321-00
                     85-53322-00